Exhibit 99.1

UNITED STATES OF AMERICA
BEFORE THE
BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
WASHINGTON, D.C.

STATE OF ILLINOIS DEPARTMENT OF FINANCIAL AND PROFESSIONAL
REGULATION
DIVISION OF BANKING
SPRINGFIELD, ILLINOIS

In the Matter of:	FRB Docket Nos.	14-021-E-SMB
14-021 -CMP-SMB
COLE TAYLOR BANK
Chicago, Illinois	2014-DB-15

A State Member Bank	Order to Cease and Desist and Order of
Assessment of a Civil Money Penalty
Issued Upon Consent Pursuant
To the Federal Deposit Insurance Act and the Illinois Banking Act, As Amended

WHEREAS, in recognition of the common goals of the Board of Governors of the Federal Reserve System (“Board of Governors”), the Illinois Department of Financial and Professional Regulation, Division of Banking (“Department”) and Cole Taylor Bank, Chicago, Illinois (“Cole Taylor” or the “Bank”), a state-chartered member of the Federal Reserve System, to ensure compliance by Cole Taylor with all applicable federal and state laws, rules, and regulations including, but not limited to, section 5(a)(1) of the Federal Trade Commission Act (“FTC Act”) (15 U.S.C. § 45(a)(1)) and the Illinois Banking Act (205 ILCS 5/1 et. seq.) (“Illinois Banking Act”), and effective management of the legal, reputational, and compliance risks of Cole Taylor, the Board of Governors, the Department and Cole Taylor have mutually agreed to enter into this combined Order to Cease and Desist and Order of Assessment of a Civil Money Penalty Issued Upon Consent (the “Order”);

WHEREAS, in its capacity as an agent of Cole Taylor, Higher One, Incorporated, New Haven, Connecticut (“Higher One”) and its officers, employees, and contractors, were institution-affiliated parties, as defined in sections 3(u) and 8(b)(3) of the Federal Deposit Insurance Act, as amended (the “FDI Act”) (12 U.S.C. §§ 1813(u) and 1818(b)(3)), from March 2012 to August 2013;

WHEREAS, pursuant to section 7(c) of the Bank Service Company Act (12 U.S.C. § 1867(c)), services that Higher One provided to Cole Taylor are subject to regulation and examination by the Board of Governors to the same extent that such services would be subject to regulation and examination as if performed by Cole Taylor on its own premises;

WHEREAS, pursuant to Section 48(2.5) of the Illinois Banking Act, bank services that Higher One provided to Cole Taylor are subject to regulation and examination by the Department to the same extent that such services would be subject to regulation and examination as if performed by Cole Taylor on its own premises;

WHEREAS, the Federal Reserve Bank of Chicago (“Reserve Bank”) conducted a consumer compliance examination of Cole Taylor that commenced on April 9, 2012 and that assessed the practices of Cole Taylor and Higher One;

WHEREAS, this Order is issued with respect to the following:

A.                                    Schools often need to disburse financial aid refunds to students. Many types of financial aid funds are initially distributed in full to the school, which then deducts the student’s tuition and other amounts payable to the school. Any remaining amount is known as a “refund.” Schools are responsible for distributing the refunds to the students, typically by paper check or by Automated Clearing Housing (“ACH”) transfer to a student’s existing bank account. Schools using this process do not have a financial interest in the students’ selection of a refund disbursement method.

B.                                    In 2000, Higher One created the OneDisburse service (also known as the “Refund Management” service) whereby schools could outsource the financial aid refund disbursement process, resulting in time- and cost-savings for the schools. Higher One offered students three methods of receiving their financial aid refund: (1) direct deposit to the Higher One deposit account and student debit card product known as the “OneAccount” (including the OneAccount, OneAccount Flex, OneAccount Edge, and OneAccount Premier), (2) ACH transfer to another bank account, or (3) paper check (if permitted by the school).

C.                                    Higher One is not an insured depository institution, as that term is defined in section 3(c)(2) of the FDI Act (12 U.S.C. § 1813(c)(2)). Thus, Higher One must partner with an insured depository institution to set up and maintain the OneAccounts. From May 4, 2012 to August 14, 2013 (the “Relevant Period”), Cole Taylor served as one of the insured depository institutions in connection with the OneAccounts.

D.                                    Through this business model, Higher One, under Cole Taylor’s oversight, controlled, for students at colleges and universities participating in the OneAccount program, students’ access to and information about financial aid refund disbursement options because the Higher One website was used by students at those colleges and universities to select the method of the financial aid refund disbursement.

E.                                     Higher One and Cole Taylor benefited from students directing their financial aid refunds to the OneAccount instead of to an alternative bank account or paper check. Higher One earned income from all fees paid by students in connection with the accounts. Some of the fees were unusual, such as a fee of 50 cents for not using the debit card as a credit card, and a fee of 3.5 percent for accessing cash at a bank teller. In addition, Higher One earned interchange fees paid by merchants in connection with the OneAccount debit cards linked to the deposit accounts, and fees paid by Cole Taylor for servicing the account. Although Cole Taylor did not receive any OneAccount fees paid by students, Cole Taylor did receive benefits from holding and deploying the funds held in the non-interest bearing accounts.

F.                                      The Higher One website and associated materials contained material omissions related to the OneAccount, which were likely to mislead students acting reasonably under the circumstances. Information about the fees, features, and limitations of the OneAccount was omitted entirely or was not clear and conspicuous. Examples of these omissions that were in effect during the Relevant Period included, but were not limited to:

i.                                          There was no information on the refund disbursement home page about the ACH transfer to another bank account and paper check options, either of which may have enabled students to access their student financial aid refunds with fewer fees.

ii.                                       On the web page where the student made a choice about the method of refund disbursement, information about the speed of receiving a refund through the OneAccount was readily available, but there was no information about the fees, features, and limitations of the OneAccount, which may have made it more difficult for students to make a fully informed decision prior to selecting the method for financial aid disbursement.

iii.                                    Information about ATM locations was not available on the web page where the student made a choice about the method of refund disbursement. There was no information about the ATM hours of availability on any of the web pages, even though some

ATMs were on campus locations that were in some cases closed on nights, weekends, and holidays.

iv.                              It was only at the final web page, after the student had entered all personal information, that a complete fee schedule and the terms and conditions were readily available for the student to view. The fee schedule contained information about ATM fees, but the student would need to click on another link to find information about ATM locations. There was no information on ATM hours of availability. If the student wanted to change his or her choice of refund delivery mechanism, the student would need to back out through previous screens to reach the starting web page.

v.                                 Although Cole Taylor is a bricks-and-mortar institution, there was no information on the website clarifying that the OneAccount was an Internet-based checking account.

vi.                              The website featured the school logo more prominently than the Higher One logo or the fine-print reference to Cole Taylor, which may have erroneously implied that the schools endorsed the OneAccount as the preferred method of disbursement of financial aid refunds.

G.                                    The deficiencies specified in paragraphs A. through F. above resulted in deceptive acts or practices in or affecting commerce, within the meaning of section 5(a)(1) of the FTC Act (15 U.S.C. § 45(a)(1)), and unsafe or unsound banking practices.

WHEREAS, during the Relevant Period, there were approximately 439,489 new OneAccounts opened at Cole Taylor;

WHEREAS, Cole Taylor voluntarily terminated its arrangement with Higher One in August 2013 and does not currently have any arrangements with an institution-affiliated party in connection with any similar deposit product, and does not currently have any plans to enter into such an arrangement;

WHEREAS, the practices described above warrant the assessment of a civil money penalty and the ordering of other relief by the Board of Governors against Cole Taylor under section 8(i)(2)(A) of the FDI Act (12 U.S.C. § 1818(i)(2)(A));

WHEREAS, the practices described above warrant the assessment of a civil money penalty and the ordering of other relief by the Department against Cole Taylor pursuant to Section 48 of the Illinois Banking Act;

WHEREAS, on June 23, 2014, the board of directors of Cole Taylor, at a duly constituted meeting, adopted a resolution authorizing Mark A. Hoppe, President and Chief Executive Officer to enter into this Order on behalf of Cole Taylor and consent to compliance with each and every applicable provision of this Order by Cole Taylor, and waiving any and all rights that Cole Taylor may have pursuant to section 8 of the FDI Act (12 U.S.C. § 1818) or the Illinois Banking Act, including, but not limited to: (i) the issuance of a notice of charges; (ii) a hearing for the purpose of taking evidence on any matters set forth in this Order; (iii) judicial review of this Order; (iv) contest the issuance of this Order by the Board of Governors or the Department; and (v) challenge or contest, in any manner, the basis, issuance, validity, terms, effectiveness or enforceability of this Order or any provision hereof:

NOW, THEREFORE, before the filing of any notices, or taking of any testimony or adjudication of or finding on any issues of fact or law herein, and solely for the purpose of settling this matter without a formal proceeding being filed and without the necessity for protracted or extended hearings or testimony, it is hereby ORDERED, pursuant to sections

8(b)(1) and (3), and 8(i)(2) of the FDI Act (12 U.S.C. §§ 1818(b)(1) and (3), and 1818(i)(2)) and Section 48(6) of the Illinois Banking Act, that:

Consumer Compliance Risk Management Program

1.                                      Should Cole Taylor plan to enter into an agreement with a third party under which the third party solicits, markets, or services a consumer deposit product on behalf of the Bank, at least 90 days before entering into such an agreement, Cole Taylor shall submit to the Reserve Bank and the Department an acceptable written plan (the “Plan”) to enhance its consumer compliance risk management program (the “Program”) to ensure that the soliciting, marketing, and servicing of the consumer deposit product in connection with the third party comply with all consumer protection laws and regulations, including section 5(a)(1) of the FTC Act (15 U.S.C. § 45(a)(1)). The Plan shall, at a minimum, address, consider, and include:

(a)                                 measures to ensure that the Program is developed in accordance with supervisory guidance of the Board of Governors, including, but not limited to, the guidance entitled, “Guidance on Managing Outsourcing Risk,” dated December 5, 2013 (SR 13-19/CA 13- 21); “Community Bank Risk-Focused Consumer Compliance Supervision Program,” dated November 18, 2013 (CA 13-19); “Consumer Compliance Examination Procedures for the Unfair or Deceptive Acts or Practices Provisions of Section 5 of the Federal Trade Commission Act,” dated November 6, 2007 (CA 07-8); and “Unfair or Deceptive Acts or Practices by State- chartered Banks,” dated March 11, 2004 (CA 04-2); and

(b)                            measures to address board and senior management oversight; policies, procedures, and limits; risk monitoring and management information systems; and internal controls.

Restitution

2.                                      If the Board of Governors determines, and advises Cole Taylor, that Higher One cannot pay, in whole or in part, any amounts of restitution that Higher One may be required to pay for the benefit of consumers who opened their OneAccounts at Cole Taylor during the Relevant Period (“Eligible Students”) under the terms of any enforcement action issued by the Board of Governors against Higher One (“Required Restitution”), then Cole Taylor shall be liable for payment of the unpaid restitution amounts for the benefit of Eligible Students, up to a maximum of the lesser of:

(a)              $30,000,000, or

(b)              the total amount of Required Restitution based on fees that Higher One collected from Eligible Students from May 4, 2012 through and including June 30, 2014.

Civil Money Penalty

3.                                      The Board of Governors hereby assesses Cole Taylor a civil money penalty in the amount of $3,510,000.00 to be paid to the Board of Governors at the time of the execution of this Order by Fedwire transfer of immediately available funds to the Federal Reserve Bank of Richmond, ABA No. 05 1000033, beneficiary, Board of Governors of the Federal Reserve System. The Board of Governors or the Federal Reserve Bank of Richmond on its behalf shall remit the funds to the United States Treasury, pursuant to section 8(i) of the FDI Act (12 U.S.C. § 1818(i)).

4.                                      The Department hereby assesses Cole Taylor a civil money penalty pursuant to Section 48(8) of the Illinois Banking Act in the amount of $600,000.00 to be paid to the Department as soon as practicable on or after July 1, 2014. The fine is payable by certified check or money order to:

Department of Financial and Professional Regulation, Division of Banking
320 West Washington, 5th Floor
Springfield, Illinois 62786

Communications

5.                                      All communications regarding this Order shall be sent to:

(a)                                 Joseph C. Davidson

Vice President

Federal Reserve Bank of Chicago

230 South LaSalle Street

Chicago, Illinois 60604

(b)                                 Richard M. Ashton

Deputy General Counsel

Board of Governors of the Federal Reserve System

Washington, D.C. 20551

(c)                                  Brian T. Black

General Counsel

Cole Taylor Bank

9550 West Higgins Road

Rosemont, Illinois 60018

(d)                                 Sheila Saegh Henretta

Acting Director

Illinois Department of Financial and Professional Regulation Division of Banking

100 West Randolph Street

Chicago, Illinois 60601

With a copy to:

(e)                                  D. Jean Veta

Covington & Burling LLP

1201 Pennsylvania Ave., N.W.

Washington, D.C. 20004

Miscellaneous

6.                                 Notwithstanding any provision of this Order to the contrary, the Reserve Bank and the Department may, in their sole discretion, grant written extensions of time to Cole Taylor to comply with any provision of this Order.

7.                                      The provisions of this Order shall be binding upon Cole Taylor, and their institution-affiliated parties, in their capacities as such, and their successors and assigns.

8.                                      Each provision of this Order, with the exception of paragraph 2, shall remain effective and enforceable until stayed, modified, or terminated, or suspended in writing by the Reserve Bank and the Department.

9.                                      The provisions of this Order shall not bar, estop, or otherwise prevent the Board of Governors, the Reserve Bank, the Department or any other federal or state agency from taking any further or other action affecting Cole Taylor, or any of their current or former institution- affiliated parties or their successors or assigns, or any other of the Bank’s subsidiaries; however, neither the Board of Governors nor the Department shall take any further action against Cole Taylor based upon the conduct described in the WHEREAS clauses of this Order to the extent known by the Board of Governors or the Department as of the effective date of this Order. This release and discharge shall not preclude or affect any right of the Board of Governors to determine and ensure compliance with this Order or any proceedings brought by the Board of Governors to enforce the terms of this Order.

10.                               Nothing in this Order, express or implied, shall give to any person or entity, other than the parties hereto and their successors hereunder, any legal or equitable right, remedy, or claim under this Order.

By Order of the Board of Governors and the Department effective this 26th day of June, 2014.

COLE TAYLOR BANK	BOARD OF GOVERNORS
OF THE FEDERAL RESERVE SYSTEM

By:	/s/ Mark A. Hoppe	By:	/s/ Robert deV. Frierson
	Mark A. Hoppe		Robert deV. Frierson
	President and Chief Executive Officer		Secretary of the Board

ILLINOIS DEPARTMENT OF FINANCIAL AND PROFESSIONAL REGULATION,
DIVISION OF BANKING

		By:	/s/ Sheila Saegh Henretta
Sheila Saegh Henretta
Acting Director